Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 33,989	$ 5,209	¥ 3,589
Additions charged to bad debt expense	104,434	16,005	37,141
Reversal	(8,751)	(1,341)	(465)
Write off	(1,473)	(226)	(6,276)
Ending balance	¥ 128,199	$ 19,647	¥ 33,989